UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

EVERGREEN CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

LETTER TO SHAREHOLDERS OF EVERGREEN CORPORATION

LOT 1.02, LEVEL 1, GLO DAMANSARA, 699, JALAN DAMANSARA

TAMAN TUN DR ISMAIL

60000 KUALA LUMPUR, MALAYSIA

Dear Evergreen Corporation Shareholder:

As you know, an extraordinary general meeting (the “Extraordinary General Meeting”) of Evergreen Corporation, a Cayman Islands exempted company (the “Company”), will be held on May 9, 2023, at 9: 00 a.m., New York Time. The Extraordinary General Meeting will be held virtually, at https://www.cstproxy.com/evergreencorporation/2023.

At the Extraordinary General Meeting, the shareholders will consider and vote upon the following proposals:

●	Proposal No. 1 – Extension Amendment Proposal – To amend EVGR’s Amended and Restated Articles of Association (the “Articles of Association”) to give the Company the right to extend the date by which it has to consummate a business combination (the “Combination Period”) up to twelve (12) times for an additional one (1) month each time, from May 11, 2023 to May 11, 2024 (as extended, the “Extended Date”) (i.e., for a period of time ending 27 months after the consummation of its initial public offering (the “IPO”)) (the “Extension Amendment Proposal”);

●	Proposal No. 2 – Trust Agreement Amendment Proposal — To amend EVGR’s investment management trust agreement, dated as of February 8, 2022 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to allow the Company to extend the Combination Period up to twelve (12) times for an additional one (1) month each time from May 11, 2023 to the Extended Date (the “Trust Agreement Amendment”) by depositing into the Trust Account, for each one-month extension, the lesser of (a) $175,000 and (b) $0.055 for each Class A ordinary share issued and outstanding (the “Extension Payment”) after giving effect to the Redemption (the “Trust Agreement Amendment Proposal”);

●	Proposal No. 3 – NTA Requirement Amendment – To amend the Articles of Association to expand the methods that EVGR may employ to not become subject to the “penny stock” rules of the Securities and Exchange Commission (the “NTA Requirement Amendment”);

●	Proposal No. 4 — The Founder Share Amendment Proposal – To amend the Articles of Association to provide for the right of a holder of the Company’s Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares”), to convert into Class A ordinary shares, par value $0.0001 per share, of the Company (the “Class A Ordinary Shares” or “Public Shares”) on a one-for-one basis at any time and from time to time prior to the closing of a business combination at the election of the holder (the “Founder Share Amendment,” and such proposal, the “Founder Share Amendment Proposal”); and

●	Proposal No. 5 – Adjournment Proposal – To adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment, or the Founder Share Amendment Proposal (the “Adjournment Proposal”).

On or about May 2, 2023, the Company filed its definitive proxy statement, dated May 2, 2023 (the “Original Proxy Statement”), for the Extraordinary General Meeting with the Securities and Exchange Commission (the “SEC”). On May 3, 2023, the Company filed an amended Proxy Statement and the related proxy card (the “Amended Proxy Statement”) with the SEC, which replaced the Proxy Statement in its entirety. The Amended Proxy Statement was first mailed to the Company’s shareholders on May 3, 2023. The attached Supplement to the proxy statement contains additional information that supplements the proxy statement. The Company urges you to read this Supplement, together with the proxy statement previously sent to you, carefully and in its entirety.

The Company is providing this Supplement to reflect that Evergreen LLC, the Company’s sponsor, or any of its affiliates or designees, must deposit the lesser of (a) $160,000 and (b) $0.055 for each Class A ordinary share issued and outstanding that has not been redeemed in accordance with the terms of the Company’s charter for each one-month extension, up to twelve (12) times, of the time available for the Company to complete an initial business combination from May 11, 2023 to May 11, 2024.

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I look forward to seeing you at the meeting.

By Order of the Board of Directors of Evergreen Corporation

Liew Choon Lian

Chairman of the Board

May 4, 2023

Your vote is very important. Whether or not you plan to attend the Extraordinary General Meeting, please vote as soon as possible by following the instructions in this proxy statement to make sure that your shares are represented at the Extraordinary General Meeting. The approval of the Extension Amendment Proposal, the NTA Requirement Amendment and the Founder Share Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of at least two-thirds (2/3) of such holders of the issued and outstanding Ordinary Shares and Founder Shares, as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. Approval of the Trust Agreement Amendment Proposal requires an ordinary resolution under the Companies Act and, pursuant to the Trust Agreement, requires the affirmative vote of at least sixty-five percent (65%) of the votes cast by the holders of the issued and outstanding Ordinary Shares and Founder Shares, present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter. The Adjournment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares and Founder Shares, present themselves or represented by proxy at the Extraordinary General Meeting and entitled to vote thereon. Accordingly, if you fail to vote by proxy or to vote yourself at the Extraordinary General Meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established, and, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Extension Proposal, Trust Agreement Amendment Proposal, NTA Requirement Amendment, Founder Share Amendment Proposal or Adjournment Proposal. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting.

ii

SUPPLEMENT NO. 1 DATED MAY 4, 2023

TO

PROXY STATEMENT

DATED MAY 1, 2023

EVERGREEN CORPORATION

15-04, The Pinnacle

Persiaran Lagoon, Bandar Sunway

Petaling Jaya, Selangor, Malaysia

This proxy statement supplement (the “Supplement”) is being filed with the United States Securities and Exchange Commission and is being made available to shareholders of record of Evergreen Corporation (the “Company”) as of the close of business on December 6, 2022. The following information supplements and should be read in conjunction with the original proxy statement dated May 1, 2023 that the Company mailed to you on or about May 3, 2023 (the “Original Proxy Statement”). All capitalized terms not defined herein shall have the same meaning as in the Original Proxy Statement.

The Company is providing this Supplement to reflect that Evergreen LLC, the Company’s sponsor, or any of its affiliates or designees, must deposit the lesser of (a) $160,000 and (b) $0.055 for each Class A ordinary share issued and outstanding that has not been redeemed in accordance with the terms of the Company’s charter for each one-month extension, up to twelve (12) times, of the time available for the Company to complete an initial business combination from May 11, 2023 to May 11, 2024. The Company’s Investment Management Trust Agreement, dated February 8, 2022, by and between the Company and Continental Stock Transfer & Trust Company will be amended (the “Trust Amendment”) to reflect the foregoing. The Trust Amendment is attached hereto as Annex B. Below is the Trust Amendment Proposal from the Original Proxy Statement as restated to reflect the foregoing.

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PROPOSAL NO. 2—THE TRUST AGREEMENT AMENDMENT

Overview

The proposed Trust Agreement Amendment would amend our existing Investment Management Trust Agreement (the “Trust Agreement”), dated as of February 8, 2022, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to allow the Company to extend the Combination Period up to twelve (12) times for an additional one (1) month each time from May 11, 2023 to the Extended Date (the “Trust Agreement Amendment”) by depositing into the Trust Account, for each one-month extension, the lesser of (a) $160,000 and (b) $0.055 for each Class A ordinary share issued and outstanding (the “Extension Payment”) after giving effect to the Redemption. A copy of the proposed Trust Agreement Amendment is attached to this proxy statement as Annex B. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Trust Agreement Amendment

The purpose of the Trust Agreement Amendment is to give the Company the right to extend the Combination Period up to twelve (12) times for an additional one (1) month each time, from May 11, 2023 to the Extended Date, provided that the Extension Payment is deposited into the Trust Account on or prior to the date of the same applicable deadline.

The Articles of Association and Trust Agreement currently provide that the Company has the right to extend the Combination Period two (2) times for an additional three (3) months each time (each an “Extension Period”) from February 11, 2023 (i.e., 12 months after the consummation of the IPO) up to August 11, 2023 (i.e., 18 months from the consummation of the IPO) (the “Termination Date”). The only way to extend the Combination Period after February 11, 2023 without the need for a separate shareholder vote under the Articles of Association and the Trust Agreement is for the Sponsor, upon five (5) days’ advance notice prior to the applicable deadline, to deposit into the trust account (the “Trust Account”) an aggregate of $2,300,000 for two consecutive three-month extensions.

EVGR has determined that there will not be sufficient time before May 11, 2023 (its current termination date) to hold an Extraordinary General Meeting to obtain the requisite shareholder approval of, and to consummate, a Business Combination, unless the Sponsor elects to further extend the Termination Date by depositing an extension amount of $1,150,000 for an additional three-month extension under the Articles of Association and Trust Agreement. Under the circumstances, the Sponsor wants to pay an extension amount that is substantially less than the $1,150,000 required for a three-month extension under the Articles of Association and Trust Agreement, on a month-to-month and as-needed basis only. After consultation with the Sponsor, EVGR’s management has reasons to believe that, if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, the Sponsor will extend to EVGR, for each one-month extension period, the lesser of (a) $160,000 and (b) $0.055 for each Class A ordinary share (the “Extension Payment”) as a loan so the Company can deposit the funds into the Trust Account as the Extension Payment, upon advance notice prior to the applicable deadlines, and extend the Combination Period for an additional one (1) month period, up to twelve (12) times until the Extended Date. Each Extension Payment will be deposited in the Trust Account within two business days prior to the beginning of the additional extension period (or portion thereof), other than the first Extension Payment which will be made on the day of the approval of the Trust Agreement Amendment Proposal. The Extension Payment(s) will bear no interest and will be repayable by the Company to the Sponsor upon consummation of an initial business combination. The loans will be forgiven by the Sponsor if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account.

2

The Trust Agreement Amendment Proposal is essential to allowing EVGR additional time to consummate a Business Combination in the event a Business Combination is for any reason not completed on or before the Termination Date. Approval of each of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal is a condition to the implementation of the Extension. Unless the NTA Requirement Amendment is approved, EVGR will not proceed with the Extension or the Redemption if EVGR will not have at least $5,000,001 of net tangible assets upon its consummation of the Extension, after taking into account the Redemption.

If the Trust Agreement Amendment Is Not Approved

If the Trust Agreement Amendment is not approved, and we do not consummate an initial business combination by May 11, 2023, we will be required to either (i) dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the holders of Public Shares and our warrants to purchase Ordinary Shares will expire worthless, or (ii) extend the Combination Period for three months by depositing $1,150,000 to the Trust Account.

The initial shareholders have waived their rights to participate in any liquidation distribution with respect to their Founder Shares and the Ordinary Shares underlying the private placement units. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account, except to the extent provided under the Trust Agreement.

If the Trust Agreement Amendment Is Approved

If the Extension Amendment and the Trust Agreement Amendment are approved, the amendment to the Trust Agreement in the form of Annex B hereto will be executed and the Trust Account will not be disbursed except to the extent any Redemptions are made in connection with this Extraordinary General Meeting, in connection with our completion of a Business Combination or in connection with our liquidation if we do not complete an initial business combination by the applicable termination date. The Company will then continue to attempt to consummate a business combination until the applicable termination date or until the Board determines in its sole discretion that it will not be able to consummate an initial business combination by the applicable termination date as described below and does not wish to seek an additional extension.

Required Vote

Subject to the foregoing, the affirmative vote of at least sixty-five percent (65%) of the Company’s issued and outstanding Shares, including the Founder Shares, will be required to approve the Trust Agreement Amendment Proposal. Our Board will abandon and not implement the Trust Agreement Amendment Proposal unless our shareholders approve both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal. This means that if one proposal is approved by the shareholders and the other proposal is not, neither proposal will take effect.

Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Extraordinary General Meeting in relation to Trust Agreement Amendment Proposal is as follows:

“RESOLVED THAT subject to and conditional upon: (a) the effectiveness of the special resolution to amend the Amended and Restated Articles of Association of the Company with respect to the Extension Amendment as set forth in Annex A; (b) the effectiveness of the special resolution to amend the Amended and Restated Articles of Association of the Company with respect to the NTA Requirement Amendment as set forth in Annex A; and (c) subject to and conditional upon the Trust Account having net tangible assets of at least US$5,000,001 as at the date of this resolution, the Trust Agreement be amended in the form set forth in Annex B to the accompanying proxy statement to allow the Company to extend the date by which the Company has to complete a business combination from May 11, 2023 to May 11, 2024 via twelve one-month extensions provided the Company deposits into its trust account the lesser of (a) $160,000 and (b) $0.055 for each Class A ordinary share issued and outstanding after giving effect to the Redemption”.

Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT EVGR shareholders VOTE “FOR”
THE Trust Agreement Amendment Proposal.

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ANNEX B

PROPOSED AMENDMENT

TO THE

INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 1 (this “Amendment”), dated as of [●], 2023, to the Investment Management Trust Agreement (as defined below) is made by and between Evergreen Corporation (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated as of February 8, 2022 (the “Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein;

WHEREAS, at an Extraordinary General Meeting of the Company held on May ___, 2023 (the “Extraordinary General Meeting”), the Company’s shareholders approved (i) a proposal to amend the Company’s amended and restated articles of association (the “A&R COI”) giving the Company the right to extend the date by which it has to consummate a business combination on a month-to-month basis (each a “Monthly Extension”) beginning on May 11, 2023 until May 11, 2024 (i.e., for up to a period of time ending twenty-seven (27) months after the consummation of its initial public offering); and (ii) a proposal to amend the Trust Agreement requiring the Company to deposit into the Trust Account, for each Monthly Extension that is exercised, the lesser of (a) $160,000 and (b) $0.055 for each Class A ordinary share that remains issued and outstanding after taking into account any redemptions in connection with the solicitation of such shareholder approval at the Extraordinary General Meeting (such amount, the “Monthly Extension Amount”); and

B - 1

NOW THEREFORE, IT IS AGREED:

1. Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, signed on behalf of the Company by its President, Chief Executive Officer or Chairman of the board of directors (the “Board”) or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein; provided, however, that in the event that a Termination Letter has not been received by the Trustee by (A) the date that is 12 months after the closing of the IPO (“Closing”), or (B) if the President, Chief Executive Officer or Chairman of the Board extends the time to complete a Business Combination by one (1) month, the date that is 13 months after the Closing, provided that the Company deposits the Monthly Extension Amount into the Trust Account on or prior to the date that is 12 months after the Closing, or (C) if the President, Chief Executive Officer or Chairman of the Board further extends the time to complete a Business Combination by an additional 1-month period, the date that is 14 months after the Closing, provided that the Company deposits the Monthly Extension Amount into the Trust Account on or prior to the date that is 13 months after the Closing, or (D) if the President, Chief Executive Officer or Chairman of the Board further extends the time to complete a Business Combination by an additional 1-month period, the date that is 15 months after the Closing, provided that the Company deposits the Monthly Extension Amount into the Trust Account on or prior to the date that is 14 months after the Closing; or (E) if the President, Chief Executive Officer or Chairman of the Board further extends the time to complete a Business Combination by an additional 1-month period, the date that is 16 months after the Closing, provided that the Company deposits the Monthly Extension Amount into the Trust Account on or prior to the date that is 15 months after the Closing; or (F) if the President, Chief Executive Officer or Chairman of the Board further extends the time to complete a Business Combination by an additional 1-month period, the date that is 17 months after the Closing, provided that the Company deposits the Monthly Extension Amount into the Trust Account on or prior to the date that is 16 months after the Closing; or (G) if the President, Chief Executive Officer or Chairman of the Board further extends the time to complete a Business Combination by an additional 1-month period, the date that is 18 months after the Closing, provided that the Company deposits the Monthly Extension Amount into the Trust Account on or prior to the date that is 17 months after the Closing; or (H) if the President, Chief Executive Officer or Chairman of the Board further extends the time to complete a Business Combination by an additional 1-month period, the date that is 19 months after the Closing, provided that the Company deposits the Monthly Extension Amount into the Trust Account on or prior to the date that is 18 months after the Closing; or (I) if the President, Chief Executive Officer or Chairman of the Board further extends the time to complete a Business Combination by an additional 1-month period, the date that is 20 months after the Closing, provided that the Company deposits the Monthly Extension Amount into the Trust Account on or prior to the date that is 19 months after the Closing; or (J) if the President, Chief Executive Officer or Chairman of the Board further extends the time to complete a Business Combination by an additional 1-month period, the date that is 21 months after the Closing, provided that the Company deposits the Monthly Extension Amount into the Trust Account on or prior to the date that is 20 months after the Closing; or (K) if the President, Chief Executive Officer or Chairman of the Board further extends the time to complete a Business Combination by an additional 1-month period, the date that is 22 months after the Closing, provided that the Company deposits the Monthly Extension Amount into the Trust Account on or prior to the date that is 21 months after the Closing; or (L) if the President, Chief Executive Officer or Chairman of the Board further extends the time to complete a Business Combination by an additional 1-month period, the date that is 23 months after the Closing, provided that the Company deposits the Monthly Extension Amount into the Trust Account on or prior to the date that is 22 months after the Closing; or (M) if the President, Chief Executive Officer or Chairman of the Board further extends the time to complete a Business Combination by an additional 1-month period, the date that is 24 months after the Closing, provided that the Company deposits the Monthly Extension Amount into the Trust Account on or prior to the date that is 23 months after the Closing; or (N) if the President, Chief Executive Officer or Chairman of the Board further extends the time to complete a Business Combination by an additional 1-month period, the date that is 25 months after the Closing, provided that the Company deposits the Monthly Extension Amount into the Trust Account on or prior to the date that is 24 months after the Closing; or (O) if the President, Chief Executive Officer or Chairman of the Board further extends the time to complete a Business Combination by an additional 1-month period, the date that is 26 months after the Closing, provided that the Company deposits the Monthly Extension Amount into the Trust Account on or prior to the date that is 25 months after the Closing; or (P) if the President, Chief Executive Officer or Chairman of the Board further extends the time to complete a Business Combination by an additional 1-month period, the date that is 27 months after the Closing, provided that the Company deposits the Monthly Extension Amount into the Trust Account on or prior to the date that is 26 months after the Closing; but if the Company has not completed a Business Combination within the applicable monthly anniversary of the Closing (“Last Date”), the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and the Property in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the Public Shareholders of record as of the Last Date; provided, however, that in the event the Trustee receives a Termination Letter in a form substantially similar to Exhibit B hereto, or if the Trustee begins to liquidate the Property because it has received no such Termination Letter by the date specified in clause (y) of this Section 1(i) the Trustee shall keep the Trust Account open until twelve (12) months following the date the Property has been distributed to the Public Shareholders. As an example, if during the 15 month period spanning 12 months and 27 months after the Closing, the Company does not deposit the Monthly Extension Amount into the Trust Account by the last day of the 15th month, then the Last Date shall be the last day of the 15th month.

2. A new Section 1(m) shall be added as follows:

“(m) Upon receipt of an extension letter (“Extension Letter”) substantially similar to Exhibit E hereto at least five days prior to the applicable termination date (as may be extended in accordance with Section 1(i)), signed on behalf of the Company by an executive officer, and receipt of the dollar amount specified in the Extension Letter on or prior to such termination date (if and as applicable), to follow the instructions set forth in the Extension Letter.”

3. A new Exhibit E of the Trust Agreement is hereby added as follows:

1

EXHIBIT E

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: Francis Wolf & Celeste Gonzalez

Re:	Trust Account No. [___] Extension Letter

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to Section 1(i) of the Investment Management Trust Agreement between Evergreen Corporation (“Company”) and Continental Stock Transfer & Trust Company, dated as of February 8, 2022 (“Trust Agreement”), this is to advise you that the Company is extending the time available to consummate a Business Combination for an additional one (1) month, from ______ to _________ (the “Extension”).

This Extension Letter shall serve as the notice required with respect to Extension prior to the Applicable Deadline. Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to deposit the Monthly Extension Amount, which will be wired to you, into the Trust Account investments upon receipt.

Very truly yours,

Evergreen Corporation

By:
Name:
Title:

cc:	EF Hutton

4. All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

5. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature or electronic signature shall be deemed to be an original signature for purposes of this Amendment.

6. This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 6(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

7. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[signature page follows]

2

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:	Francis Wolf
Title:	Vice President

EVERGREEN CORPORATION

By:
Name:	Liew Choon Lian
Title:	Chief Executive Officer

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PROXY CARD

FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF

EVERGREEN CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Liew Choon Lian (the “Proxy”) as proxy, with the power to appoint a substitute to vote the shares that the undersigned is entitled to vote (the “Shares”) at the Extraordinary General Meeting of shareholders of Evergreen Corporation to be held on May 9, 2023 at 9:00 a.m., New York Time, in person at the offices of Evergreen Corporation, Lot 1.02, Level 1, Glo Damansara, 699, Jalan Damansara, Taman Tun Dr Ismail, 60000 Kuala Lumpur, Malaysia and via live webcast at visiting https://www.cstproxy.com/evergreencorporation/2023 and entering the voter control number located under the bar card code on this proxy card or at any adjournments and/or postponements thereof. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxy’s discretion on such other matters as may properly come before the Extraordinary General Meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt of the accompanying proxy statement and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~

EVERGREEN CORPORATION — THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3, 4 AND 5.	Please mark votes as ☒ indicated in this example

(1) The Extension Amendment Proposal — “RESOLVED, as a special resolution, that subject to and conditional upon the Trust Account, having net tangible assets of at least US$5,000,001 as at the date of this special resolution, the Amended and Restated Articles of Association (a copy of which is attached to this proxy statement as Annex A), be and are hereby adopted as the articles of association of the Company in substitution for and to the exclusion of the Company’s existing articles of association.”	FOR ☐	AGAINST ☐	ABSTAIN ☐

(2) The Trust Agreement Amendment Proposal — To approve an amendment to the Company’s Investment Management Trust Agreement, dated February 8, 2022, by and between EVGR and Continental Stock Transfer & Trust Company, allowing EVGR to extend the Business Combination Period up to twelve (12) times for an additional one (1) month each time from May 11, 2023 to May 11, 2024 by depositing into the trust account, for each one-month extension, the lesser of (a) $160,000 and (b) $0.055 for each Class A ordinary share issued and outstanding after giving effect to the Redemption.	FOR ☐	AGAINST ☐	ABSTAIN ☐

(3) The NTA Requirement Amendment — To amend the Articles of Association of EVGR to expand the methods that EVGR may employ to not become subject to the “penny stock” rules of the Securities and Exchange Commission.	FOR ☐	AGAINST ☐	ABSTAIN ☐

(4) The Founder Share Amendment Proposal — To amend the Articles of Association of EVGR to provide for the right of a holder of the Company’s Class B ordinary shares, par value $0.0001 per share, to convert into Class A ordinary shares, par value $0.0001 per share, of the Company on a one-for-one basis at any time and from time to time prior to the closing of a business combination at the election of the holder.	FOR ☐	AGAINST ☐	ABSTAIN ☐

(5) The Adjournment Proposal — To adjourn the special meeting of EVGR shareholders to a later date or dates, if necessary, to permit further solicitation and vote of Proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Extension Amendment Proposal.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Date:

Signature

Signature (if held jointly)

When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

A vote to abstain will have no effect on proposals 1, 2, 3 or 4. The Shares represented by the Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this Proxy will be voted FOR each of proposals 1, 2, 3, 4 AND 5. If any other matters properly come before the meeting, the Proxies will vote on such matters in their discretion.

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED